Exhibit 10.6

RECORD AND AFTER
RECORDING RETURN TO:

Cadwalader Wickersham & Taft
100 Maiden Lane
New York, New York 10038
Attention: Steven M. Herman, Esq.


                          MORTGAGE, SECURITY AGREEMENT,
                    ASSIGNMENT OF LEASES, RENTS AND REVENUES
                               AND FIXTURE FILING

                           Dated as of April 30, 2002


                         by SHELBOURNE PROPERTIES I L.P.


                                 as the Borrower


                                       to


                               BAYERICHE HYPO- UND
                        VEREINSBANK AG, NEW YORK BRANCH,
                            as Agent for the Lenders

     THIS MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF LEASES, RENTS AND REVENUES AND FIXTURE FILING (this "Mortgage") is dated as of April 30, 2002 and is made by SHELBOURNE PROPERTIES I L.P., a Delaware general partnership having an address c/o First Winthrop, 7 Bullfinch Place, Suite 500, P.O. Box 9507, Boston, Massachusetts 02114 (the "Borrower"), in consideration of the premises and covenants hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, in favor of the BAYERISCHE HYPO- UND VEREINSBANK AG, NEW YORK BRANCH, a New York banking corporation ("Agent"), as agent for itself and the Lenders (as defined below), having an address at 150 East 42nd Street, New York, New York 10017-4679.

                              W I T N E S S E T H :

     WHEREAS, pursuant to that certain Revolving Credit Agreement, dated as of the date hereof, by and among the Borrower and the other borrowers party thereto (collectively, the "Borrowers"), the lenders from time to time party thereto (the "Lenders") and Agent, as agent for itself and the other Lenders (as amended, restated, extended, consolidated, supplemented, replaced or otherwise modified from time to time, the "Credit Agreement"), the Lenders have made a loan to the Borrowers, subject to the terms and conditions therein set forth, in the maximum principal amount of $75,000,000 (the "Loan");

     WHEREAS, the Borrower is the owner of the Mortgaged Property (as defined below); and

     WHEREAS, the Borrower has entered into this Mortgage in connection with a Mortgage Conversion by the Borrower in accordance with the Credit Agreement;

     NOW, THEREFORE, in order to secure: (a) payment by the Borrowers of the Debt; (b) the performance by the Borrowers of all the covenants and agreements contained in the Note, this Mortgage and the other Loan Documents, as the same may be amended, modified, supplemented or restated, to be performed or observed by or on the part of the Borrowers (items (a) and (b) being referred to collectively herein as, the "Secured Obligations"), the Borrower by these presents hereby agrees as follows:

     THE BORROWER HEREBY IRREVOCABLY GRANTS, BARGAINS, SELLS, PLEDGES, CONVEYS, TRANSFERS, MORTGAGES AND ASSIGNS unto Agent (for the ratable benefit of the Lenders), its successors and assigns forever, and grants a security interest to Agent (for the ratable benefit of the Lenders) in, all right, title and interest of the Borrower, now or hereafter owned, in and to all of the following property (such property being referred to collectively herein as the "Mortgaged Property"):

          (i) those certain tracts or parcels of land as described in Exhibit A hereto, together with all rights of way or use, sidewalks, alleys, strips, gores, rights (including rights in streets (including those vacated or to be vacated)), privileges, air rights and development rights, sewer rights, waters, water courses, water rights, reservoir and drainage rights, and powers, servitudes, estates, licenses, easements, tenements, hereditaments and appurtenances incident, belonging or pertaining to such land, including any mineral, mining, oil and gas rights and rights to produce or share in the production of anything related thereto and similar or comparable rights of any nature whatsoever now or hereafter appurtenant) (collectively, the "Land"), and in the buildings, structures, fixtures and improvements, now or hereafter located or placed thereon (which buildings and improvements together with any additions thereto or alterations or replacements thereof, being referred to herein as the "Improvements"); and

          (ii) all machinery, apparatus, equipment, materials, fittings, fixtures, chattels, articles of personal property and all other property (real, personal or mixed), and all appurtenances and additions thereto and betterments, renewals, substitutions and replacements thereof, now or hereafter owned by the Borrower or in which the Borrower has or shall acquire an interest (to the extent of such interest), and now or hereafter located on, attached to or contained in or used in connection with the Land or the Improvements, or placed on any part thereof though not attached thereto, including, without limitation, all indoor and outdoor furniture, landscaping, indoor plants, tools, screens, awnings, shades, blinds, curtains, draperies, partitions, carpets, rugs, furniture and furnishings, heating, lighting, plumbing, water heating, cooking, monitoring, ventilating, air conditioning, refrigerating, sanitation, waste removal, incinerating or compacting plants, systems, fixtures and equipment, elevators, escalators, stoves, ranges, vacuum systems, window washing and other cleaning systems, call systems, sprinkler systems and other fire prevention and extinguishing apparatus and materials, alarms, computers, televisions, telecommunications, entertainment, recreational or security systems and equipment, motors, machinery, pipes, ducts, conduits, dynamos, engines, compressors, generators, boilers, stokers, furnaces, pumps, tanks, appliances, and other fixed assets (including, without limitation, any and all fixtures, furnishings, equipment, furniture, and other items of corporeal (tangible) movable (personal) property now or hereafter located on or used in connection with the Land or the Improvements or used in connection with the use, occupancy, operation and maintenance of all or any part of the Land or the Improvements, other than stocks of food and other supplies held for consumption in normal operation, but including, without limitation, appliances, machinery, equipment, signs, artwork (including paintings, prints, sculpture and other fine art), office furnishings and equipment, all partitions, screens, awnings, shades, blinds, floor coverings, hall and lobby equipment, heating, lighting, plumbing, ventilating, refrigerating, incinerating, elevators, escalators, air conditioning and communication plants or systems with appurtenant fixtures, vacuum cleaning systems, call or beeper systems, security systems, sprinkler systems and other fire prevention and extinguishing apparatus and materials, all equipment, manual, mechanical or motorized, for the construction, maintenance, repair and cleaning of parking areas, walks, underground ways, truck ways, driveways, common areas, roadways, highways and streets) (collectively, "Equipment"; the Land, Improvements and Equipment are collectively referred to herein as the "Premises"); and

          (iii) all personal property now or hereafter located at or used in connection with the Premises and owned by the Borrower, including, without limitation, all building materials, supplies and equipment now or hereafter placed on the Land or in the Improvements and all architectural renderings, models, drawings, plans, specifications, studies and data now or hereafter relating to the Land or the Improvements; and

          (iv) all real estate tax refunds and credits and all awards or payments, including, without limitation, interest on any of them, and any right to receive the same which the Borrower may have, which may be made with respect to any of the Premises whether from a Condemnation thereof or for any other injury to, decrease in the value of, or other occurrence affecting any of the Premises, subject, in each case, to the rights of Tenants under Leases or parties under Operating Agreements to the extent such Leases or Operating Agreements are not subordinate to the terms of this Mortgage; and

          (v) all Leases, Operating Agreements and Property Management Agreements and guarantees thereof, and all other agreements for, affecting or related to the use and occupancy of the Premises, now or hereafter entered into (including any use or occupancy arrangements created pursuant to Section 365(d) of Title 11 of the Bankruptcy Code or otherwise in connection with the commencement or continuance of any bankruptcy, reorganization, arrangement, insolvency, dissolution, receivership or similar proceedings, or any assignment for the benefit of creditors, in respect of any Tenant or occupant of any portion of the Mortgaged Property and all extensions, amendments and modifications thereto heretofore or hereafter entered into), and all Rents, incomes, issues, royalties, revenues and profits derived by the Borrower from the Premises and the right to apply such Rents, incomes, issues, royalties, revenues and profits to the payment of the Notes and the other obligations secured by this Mortgage, together with the security deposits or other payments or instruments delivered as security under such Leases, Operating Agreements and agreements (the grant of such security deposits and other security being subject to application in accordance with the express requirements of such Leases, Operating Agreements and any other agreements applicable thereto); all of the Borrower's claims and rights to damages and any other remedies in connection with or arising from the rejection of the Leases by the Tenant or any trustee, custodian or receiver pursuant to the Bankruptcy Code in the event that there shall be filed by or against the Tenant any petition, action or proceeding under the Bankruptcy Code or under any other similar federal or state law now or hereafter in effect; and

          (vi) all monies, accounts, instruments and other property constituting a part of the security for the Loan or the performance by the Borrower of its obligations under this Mortgage or the other Loan Documents as of any particular time, including all collateral subject to the Lien evidenced by any of the Loan Documents or assigned to the Borrower after the date hereof, and any proceeds of the foregoing; and

          (vii) all proceeds of, and any unearned premiums or refunds of premiums on, any insurance policies covering all or any part of the Premises or other portion of the Mortgaged Property, including the right to receive and apply the proceeds of any insurance, judgments or settlements made in lieu thereof for damage to or the diminution of the Premises, but subject, in each case, to the rights of Tenants under Leases or parties under Operating Agreements to the extent such Leases and Operating Agreements are not subordinate to the terms of this Mortgage; and

          (viii) all general intangibles relating to design, development, operation, management and use of the Premises, all certificates of occupancy, zoning variances, building, use or other permits, approvals, authorizations, licenses and consents obtained from any Governmental Authority in connection with the development, use, operation or management of the Premises, all construction, service, engineering, consulting, management, leasing, architectural and other similar contracts concerning the design, construction, management, operation, occupancy and/or use of the Premises, all architectural drawings, plans, specifications, soil tests, appraisals, engineering reports and similar materials relating to all or any portion of the Premises and all payment and performance bonds or warranties or guarantees relating to the Premises, all to the extent assignable; and

          (ix) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos, other source and business identifiers, trademark registrations and applications for registration used exclusively at or relating exclusively to the Premises or any portion thereof; all renewals, extensions and continuation-in-part of the items referred to above; any written agreement granting to the Borrower any right to use any trademark or trademark registration at or in connection with any of the Premises; and the right of the Borrower to sue for past, present and future infringements of the foregoing; and

          (x) all rights, dividends and/or claims of any kind whatsoever relating to the Premises (including damage, secured, unsecured, lien, priority and administration claims); together with the right to take any action or file any papers or process in any court of competent jurisdiction, which may in the opinion of Agent be necessary to preserve, protect, or enforce such rights or claims, including the filing of any proof of claim in any insolvency proceeding under any state, federal or other laws and any rights, claims or awards accruing to or to be paid to the Borrower in its capacity as landlord under the Leases, Operating Agreements or Property Management Agreements; and the right in the name and on behalf of the Borrower to appear in and defend any action or proceeding brought with respect to any of the Premises or any other component of the Mortgaged Property, and to commence any action or proceeding to protect the interest of Agent therein;

          (xi) all rights which the Borrower now has or may hereafter acquire, to be indemnified and/or held harmless from any liability, loss, damage, costs or expense (including, without limitation, attorneys' fees and disbursements) relating to the Mortgaged Property or any part thereof; and

          (xii) all appurtenances in respect of or otherwise relating to the Leases, including, without limitation, all the estate and rights of the Borrower of, in and to (i) all modifications, extensions and renewals of the Leases and all rights to renew or extend the term thereof, (ii) all of any of the Borrower's rights, if any, pertaining to deposits of the Tenants under the Leases (including Tenant security deposits, if any) (iii) all the rights and/or privilege of the Borrower to terminate, cancel, abridge, surrender, merge, modify or amend the Leases and (iv) any and all possessory rights of the Borrower and other rights and/or privileges of possession, including, without limitation, of any of the Borrower's right to elect to take possession of the Mortgaged Property; and

          (xiii) all present and future monetary deposits given by any of the Borrowers to any public or private utility with respect to utility services furnished to any part of the Premises or the Improvements; and

          (xiv) all refunds and rebates of taxes and assessments relating to the Premises (except to the extent such refunds and rebates relate to taxes or assessments paid by the Tenants under the Leases); and

          (xv) any of the foregoing to the extent acquired from and after the date hereof; and

          (xvi) all of any of the Borrower's interest in and to all proceeds, products, substitutions and accessions (including, without limitation, claims and demands therefor) including interest receivable thereon, of the voluntary or involuntary conversion of any of the foregoing, including proceeds of insurance and condemnation awards, into cash or liquidated claims; and

          (xvii) all other or greater rights and interests of every nature in the Premises and in the possession or use thereof and income therefrom, whether now owned or hereafter acquired by the Borrower.

     TOGETHER with all right, title and interest of the Borrower in and to all extensions, improvements, betterments, renewals, substitutes and replacements of, and all additions and appurtenances to, any of the foregoing hereafter acquired by, or released to, the Borrower or constructed, assembled or placed by the Borrower on the Premises and all conversions of the security constituted thereby, immediately upon such acquisition, release, construction, assemblage, placement or conversion, as the case may be, and in each such case, without any further mortgage, conveyance, assignment or other act by any of the Borrower, shall become subject to the Lien of this Mortgage as fully and completely, and with the same effect, as though now owned by the Borrower and specifically described herein.

     TO HAVE AND TO HOLD the above granted and described property unto and to the proper use and benefit of Agent, its successors and assigns, forever, upon the terms and conditions set forth herein.

     To protect the security of this Mortgage, the Borrower covenants and agrees with and represents and warrants to Agent, as follows:

                                    ARTICLE I

                                   DEFINITIONS

     Capitalized terms used herein without definition shall have the respective meanings ascribed to such terms in the Credit Agreement. The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section, subsection, schedule and exhibit references are to this Agreement unless otherwise specified. The word "including" when used in this Agreement shall be deemed to be followed by the words "without limitation". As used in this Agreement, the following terms shall have the meanings set forth below:

     "Agent" has the meaning given to such term in the recitals to this Mortgage.

     "Assignment of Agreements" means the Assignment of Agreements, Licenses, Permits and Contracts, dated as of the date hereof, by the Borrower in favor of Agent for the ratable benefit of the Lenders, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

     "Assignment of Leases" means the Assignment of Leases, Rents and Revenues, dated as of the date hereof, by the Borrower in favor of Agent for the ratable benefit of the Lenders, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

     "Borrower" has the meaning given to such term in the preamble to this Mortgage.

     "Borrower's Contest Right" means the Borrowers' right to contest certain matters pursuant to Section 5.1(b)(ii) of the Credit Agreement, subject to all of the terms and conditions set forth in said Section.

     "Credit Agreement" has the meaning given to such term in the recitals to this Mortgage.

     "Equipment" has the meaning given to such term in the recitals to this Mortgage.

     "Improvements" has the meaning given to such term in the recitals to this Mortgage.

     "Indemnified Party" has the meaning given to such term in Article X.

     "Land" has the meaning given to such term in the recitals to this Mortgage.

     "Leases" means any lease, sublease, sub-sublease, license, letting, concession, occupancy agreement or other agreement (whether written or oral and whether now or hereafter in effect), existing as of the date hereof or hereafter entered into by Borrower (as the lessor thereunder), pursuant to which any Person is granted a possessory interest in, or right to use or occupy all or any portion of any space in the Mortgaged Property, and every modification, amendment or other agreement relating to such lease, sublease, or other agreement entered into in accordance with the terms of the Loan Documents, and every guarantee of the performance and observance of the covenants, conditions and agreements to be performed and observed by the other party thereto.

     "Lender" has the meaning given to such term in the recitals to this Mortgage.

     "Loan" has the meaning given to such term in the recitals to this Mortgage.

     "Mortgage" means this Mortgage, Security Agreement, Assignment of Leases, Rents and Revenues and Fixture Filing, as the same may be amended, restated, extended, consolidated, supplemented, replaced or otherwise modified from time to time.

     "Mortgaged Property" has the meaning given to such term in the recitals to this Mortgage.

     "Personal Property" has the meaning stated in Section 25.1.

     "Premises" has the meaning given to such term in the recitals to this Mortgage.

     "Protective Advances" has the meaning given to such term in Section 14.3.

     "Secured Amount" shall mean $10,100,000.

     "Secured Obligations" has the meaning given to such term in the recitals to this Mortgage.

     "Tenant Guaranty" has the meaning given to such term in Section 30.1.

                                   ARTICLE II

                   PAYMENT OF THE NOTE, ALL OTHER DEBT AMOUNTS

     The Borrower will duly pay the amounts owed under the Notes and the other portions of the Debt, including, without limitation, all amounts due under this Mortgage and any other Loan Document, at the places, at the respective times and in the manner provided therein and herein (as applicable).

                                   ARTICLE III

                 PERFORMANCE AND OBSERVANCE OF CREDIT AGREEMENT
                    COVENANTS; REPRESENTATIONS AND WARRANTIES

     3.1 Covenants. The Borrower will duly perform, observe and comply with all of the affirmative and negative covenants, agreements and obligations to be performed, observed and complied with by the Borrower, and all of the other terms and conditions applicable to the Borrower, under the terms of the Credit Agreement and any other Loan Document, as if each such covenant, agreement, obligation, term and condition were expressly set forth herein in full. Without limiting the generality of the foregoing, the Borrower will maintain the Premises, pay Taxes and Other Charges, obtain and maintain insurance, keep the Mortgaged Property free of Liens (other than Permitted Encumbrances), pay the utility charges for the Premises, perform alterations and repairs in respect of the Premises, cause the Premises to comply with all applicable Legal Requirements, Transfer the Premises, restore the Premises upon any Casualty or Condemnation, and lease the Premises, all in accordance with and subject to all of the applicable terms and conditions of the Credit Agreement and the other Loan Documents

     3.2 Representations and Warranties. The Borrower hereby represents and warrants with respect to itself and/or the Mortgaged Property that (i) as of the date hereof, each of the representations and warranties contained in Article IV of the Credit Agreement is true and correct and any schedules or exhibits referred to in said representations and warranties that are attached thereto and incorporated therein by reference are true and correct. Such representations and warranties are hereby incorporated by reference as though set forth in this Mortgage in their entirety.

                                   ARTICLE IV

                                    INSURANCE

     The Borrower shall, at its sole cost and expense, continuously keep and maintain insurance in respect to the Mortgaged Property and the Borrower's operations thereat, of the type and in the form and with insurers, all as provided in the Credit Agreement. All proceeds to which the Borrower may be entitled resulting from damage to or destruction of the Mortgaged Property or any part thereof by a Casualty shall be distributed and applied in accordance with the provisions of Section 8.1.2 of the Credit Agreement.

                                    ARTICLE V

                           CONDEMNATION/EMINENT DOMAIN

     All proceeds to which the Borrower may be entitled resulting from the Condemnation of the Mortgaged Property or any part thereof or interest therein or injury to the Mortgaged Property or any part thereof in connection with any such Condemnation shall be distributed and applied towards restoration of the Mortgaged Property or repayment of the Secured Obligations in accordance with the provisions of Section 8.1.3 of the Credit Agreement.

                                   ARTICLE VI

                      MAINTENANCE OF VALIDITY AND RECORDING

     6.1 Maintenance of Validity of Mortgage by the Borrower. Borrower covenants that it will forthwith after the execution and delivery of this Mortgage and thereafter as necessary from time to time cause this Mortgage and the other Loan Documents and any continuation statement or similar instrument relating to any property subject thereto or to any property intended to be granted, conveyed, transferred and assigned by this Mortgage to be filed, registered and recorded in such manner and in such places as may be required by applicable

Legal Requirements in order to publish notice of and fully to protect the validity thereof or the grant thereby of the property subject thereto and the interest and rights of Agent therein. Borrower covenants that it has paid or will pay or cause to be paid all taxes and fees incident to such filing, registration and recording, and all expense incident to the preparation, execution and acknowledgment thereof, and of any instrument of further assurance, and all federal or state stamp taxes or other charges arising out of or in connection with the execution and delivery of such instruments.

     6.2 Maintenance of Validity of Mortgage by Third Parities. Borrower covenants that at all times it will itself, or will use its best efforts to cause parties to, preserve, warrant and defend Agent's title and right in and to the Mortgaged Property, subject to the Permitted Encumbrances and items then being contested in accordance with the Borrower's Contest Right, against the claims of all Persons and will maintain and preserve such title and right so long as the Debt is outstanding.

     6.3 Maintenance of Validity of Mortgage and Other Loan Documents. Borrower shall maintain the validity, perfection, priority and effectiveness of this Mortgage and the other Loan Documents. Unless otherwise permitted in this Mortgage and the other Loan Documents, Borrower will not take any action, will use all commercially reasonable efforts not to permit any action to be taken by others and will not omit to take any action, nor will the Borrowers give any notice, approval or consent or exercise, waive or modify any rights under or in respect of the Permitted Encumbrances, which action, omission, notice, approval, consent or exercise, waiver or modification of rights would release the Borrower from, or reduce any of the Borrowers' obligations or liabilities under, or would result in the termination, surrender or assignment of, or the amendment or modification of, any of the Loan Documents, or would impair the validity of this Mortgage or any of the other Loan Documents, or would affect the Mortgaged Property in any material adverse respect, without Agent's consent, and any attempt to do any of the foregoing without such consent shall be of no force and effect.

     6.4 Further Assurances. Upon demand by Agent, the Borrower will, at the cost of the Borrower and without expense to Agent, do, execute, acknowledge and deliver all such further acts, deeds, conveyances, mortgages, assignments, notices of assignment, transfers and assurances as Agent shall from time to time require for better assuring, conveying, assigning, transferring and confirming unto Agent the property and rights hereby conveyed or assigned or intended now or hereafter so to be, or which the Borrower may be or may hereafter become bound to convey or assign to Agent, or for carrying out the intention or facilitating the performance of the terms of this Mortgage, or for filing, registering or recording this Mortgage, and on demand, Borrower will also execute and deliver and hereby appoints Agent as its true and lawful attorney-in-fact and agent, for Borrower and in its name, place and stead, in any and all capacities, to execute and file to the extent it may lawfully do so, one or more financing statements, chattel mortgages or comparable security instruments reasonably requested by Agent to evidence more effectively the Lien hereof upon the Personal Property and to perform each and every act and thing requisite and necessary to be done to accomplish the same.

                                   ARTICLE VII

                         ADDITIONS TO MORTGAGED PROPERTY

     All right, title and interest of the Borrower in and to all extensions, improvements, betterments, renewals, substitutes and replacements of, and all additions and appurtenances to, the Mortgaged Property hereafter acquired by or released to the Borrower or constructed, assembled or placed by the Borrower upon the Premises or the Improvements, and all conversions of the security constituted thereby, immediately upon such acquisition, release, construction, assembling, placement or conversion, as the case may be, and in each such case without any further mortgage, conveyance, assignment or other act by the Borrower, shall become subject to the Lien and security interest of this Mortgage as fully and completely and with the same effect as though now owned by the Borrower and specifically described in the grant of the Mortgaged Property above, but at any and all times the Borrower will execute and deliver to Agent any and all such further assurances, mortgages, conveyances or assignments thereof as Agent may reasonably require for the purpose of expressly and specifically subjecting the same to the Lien and security interest of this Mortgage.

                                  ARTICLE VIII

                      CROSS-COLLATERALIZATION; ENFORCEMENT

     The Borrower acknowledges that the Debt is secured by the Pledge Agreement, this Mortgage, the Assignment of Leases, the Assignment of Agreements and various other documents or instruments securing or evidencing the Loan. Upon the occurrence of an Event of Default, Agent shall have the right to institute a proceeding or proceedings for the foreclosure of this Mortgage and any or all of the other Loan Documents securing repayment of the Debt, whether by court action, power of sale or otherwise, under any applicable provisions of law, for all or any portion of the Debt, and the Liens and the security interests by the Loan Documents shall continue in full force and effect as to the Mortgaged Property (or portions thereof) not foreclosed, without loss of priority securing that portion of the Debt then due and payable and still outstanding. Neither the acceptance of this Mortgage or any other Loan Document nor the enforcement thereof in any one state, whether by court action, foreclosure, power of sale or otherwise, shall prejudice or in any way limit or preclude enforcement by court action, foreclosure, power of sale or otherwise, of the Note, this Mortgage or any other Loan Document through one or more additional proceedings in that state or in any other state. After the occurrence and during the continuance of an Event of Default, any and all sums received by Agent under the Note, this Mortgage, the Credit Agreement or any other Loan Document shall be applied toward the repayment of the Debt in such order and priority as Agent shall determine, consistent with any applicable requirements of the Loan Documents, but otherwise without regard to the Allocated Loan Amount applicable to the Mortgaged Property or the appraised value of the Mortgaged Property.

                                   ARTICLE IX

                       NO CLAIMS AGAINST AGENT OR LENDERS

     Nothing contained in this Mortgage or in any other Loan Document shall constitute any consent or request by Agent or any Lender, express or implied, for the performance of any labor or services or the furnishing of any materials or other property in respect of the Premises or any part thereof, nor as giving the Borrower any right, power or authority to contract for or permit the performance of any labor or services or the furnishing of any materials or other property in such fashion as would permit the making of any claim against Agent or any Lender in respect thereof or any claim that any Lien based on the performance of such labor or services or the furnishing of any such materials or other property is prior to the interest of Agent under this Mortgage.

                                    ARTICLE X

                                 INDEMNIFICATION

     The Borrower will protect, indemnify and save harmless Agent, the Lenders and each of their respective Affiliates and their officers, directors, employees, agents and advisors (each, an "Indemnified Party") from and against any and all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including all reasonable attorneys' fees and expenses) imposed upon or incurred by or asserted against Agent or any Lender by reason of the occurrence or existence of any of the following prior to the payment in full of the Debt and the satisfaction of all conditions for the satisfaction and release of this Mortgage, except to the extent such liabilities, obligations, claims, damages, penalties, causes of action, costs or expenses arise by reason of the gross negligence or willful misconduct of any Indemnified Party:

          (a) ownership or possession of the Borrower's interest in the Mortgaged Property, or any interest therein, or receipt of any Rent or other sum therefrom;

          (b) any accident, injury to or death of any Persons or loss of or damage to property occurring on or about the Premises or any part thereof or the adjoining parking areas, sidewalks, curbs, vaults and vault space, if any, streets or ways;

          (c) any use, non-use or condition of the Premises or any part thereof or the adjoining parking areas, sidewalks, curbs, streets or ways, including claims or penalties arising from violation of any Legal Requirement or Insurance Requirement, as well as any claim based on any patent or latent defect, whether or not discoverable by Agent, any claim the insurance as to which is inadequate, and any claim in respect of any adverse environmental impact or effect;

          (d) any failure on the part of the Borrower to perform or comply with any of the terms of this Mortgage, any Lease, Property Management Agreement, Operating Agreement or any other Loan Document to which it is a party and any breach in any material respect of any representation made by the Borrower herein or in any other Loan Document;

          (e) any performance of any labor or services or the furnishing of any materials or other property in respect of the Mortgaged Property or any part thereof;

          (f) any bad faith, negligence or tortious act or omission on the part of the Borrower or any of its agents, contractors, servants, employees, sublessees, licensees or invitees;

          (g) any contest undertaken by the Borrower (even if the same is permitted by the terms of the Loan Documents); or

          (h) the presence at, on, or under the Premises or the migration from or release at, on or from the Premises of any pollutant or Hazardous Substance, in violation of any Legal Requirement. Subject to the provisions of the Environmental Indemnity, the Indemnification provided for in this sub-paragraph (h) shall survive the term of the Loan and shall remain in full force and effect subsequent to the payment in full of the Debt and the satisfaction and release of any mortgage or all mortgages executed by Borrower in connection with the Loan.

Agent shall give prompt notice to the Borrower of any claims, liabilities, obligations, damages, penalties, costs or causes of action for which Agent believes it is entitled to indemnification hereunder promptly upon its discovery of the action or event giving rise to such claim, but the failure of Agent to provide such notice shall neither cause the forfeiture of the right to receive indemnity hereunder nor limit such right except to the extent, if any, that the Borrower is prejudiced by the failure of the Indemnified Party promptly to give such notice. Any amounts payable under this Article X to Agent that are not paid within ten (10) Business Days after written demand therefor by Agent, setting forth in reasonable detail the amount of such demand and the basis therefor, shall bear interest from the date of demand until paid at the Default Rate and shall be secured by this Mortgage. In case any action, suit or proceeding is brought against Agent by reason of any such occurrence, the Borrower, upon the request of Agent, will (or, at the option of Agent, Agent may) at the Borrower's expense resist and defend such action, suit or proceeding or cause the same to be resisted and defended by counsel for the insurer of the liability or by counsel selected by the Borrower (unless reasonably disapproved by Agent); provided that the Borrower shall be entitled to recover from Agent any costs or expenses incurred by the Borrower on behalf of Agent in satisfaction of its obligation under this sentence (or otherwise under this Article X) if it is determined by final judgment that the action, suit or proceeding in question was not properly the subject of a claim for indemnification under this Article X. So long as the Borrower is resisting and defending such action, suit or proceeding as provided above in a prudent and commercially reasonable manner, Agent shall not be entitled to settle such action, suit or proceeding or claim the benefit of this Article X with respect to such action, suit or proceeding (including the right to reimbursement of Agent's counsel fees and expenses), and Agent agrees that it will not settle any such action, suit or proceeding without the written consent of the Borrower which consent shall not be unreasonably withheld or delayed; provided that if the Borrower is not diligently defending such action, suit or proceeding in a prudent and commercially reasonable manner as provided above, Agent may settle such action, suit or proceeding subject only to the written consent of the Borrowers, which consent shall not be unreasonably withheld or delayed, and claim the benefit of this Article X with respect to settlement of such action, suit or proceeding.

                                   ARTICLE XI

                                 NO ENDORSEMENT

          Agent shall not become or be considered to be an endorser, co-maker or co-obligor on the Notes or on any obligation of the Borrower secured by this Mortgage.

                                   ARTICLE XII

            BRUNDAGE; NO CREDIT FOR PAYMENT OF TAXES OR OTHER CHARGES

     12.1 Payment of Taxes. The Borrower shall pay any Taxes and Other Charges with respect to the Mortgaged Property, including any Taxes adopted after the date hereof, changing in any way the laws for the taxation of mortgages or debts secured thereby for federal, state or local purposes, or the manner of collection of any such Taxes.

     12.2 No Credit. The Borrower shall not be entitled to any credit against the principal, interest or other amounts, if any, payable on the Notes or under any other Loan Document, and the Borrower shall not be entitled to any credit against any other amounts which may become payable under the terms thereof or hereof, by reason of the payment of any Taxes or Other Charges on the Mortgaged Property or any part thereof or by reason of payment of any other amount required to be paid hereunder. No deduction shall be made or claimed from the taxable value of the Mortgaged Property or any part thereof by reason of this Mortgage.

                                  ARTICLE XIII

                         COMPROMISE OF ACTIONS BY AGENT

     Any action, suit or proceeding brought by Agent pursuant to this Mortgage or otherwise and any claim made by Agent under this Mortgage or otherwise may be compromised, withdrawn or otherwise dealt with by Agent without notice to or the approval of the Borrower.

                                   ARTICLE XIV

                                   FORECLOSURE

     14.1 Foreclosure.

          (a) If any Event of Default shall have occurred and be continuing, Agent may at any time proceed to protect and enforce the payment of the Notes in accordance with the terms thereof or the rights of Agent hereunder
     (i) by any action at law, suit in equity or other appropriate proceedings, whether for the specific performance of any agreement contained herein, or for an injunction against the violation of any of the terms hereof, or in aid of the exercise of any power granted hereby or by law, or (ii) by the foreclosure of this Mortgage. In any suit to foreclose the Lien hereof, there shall be allowed and included as additional indebtedness hereby secured in the decree of sale, all reasonable expenditures and expenses which may be paid or incurred by or on behalf of Agent for attorneys' fees, appraisers' fees, outlays for documentary and expert evidence, stenographers' charges, publication costs, and costs (which may be estimated as to items to be expended after the entry of the decree) of procuring all such abstracts of title, title searches and examinations, title insurance policies, and similar data and assurance with respect to title as Agent may deem reasonably necessary either to prosecute such suit or to evidence to bidders at sales which may be had pursuant to such decree the true conditions of the title to or the value of the Mortgaged Property and Rents and income therefrom and the maintenance of the Lien of this Mortgage, including the fees of any attorney employed by any of Agent in any litigation or proceedings affecting this Mortgage, the Note or the Mortgaged Property, including bankruptcy proceedings, or in preparation of the commencement or defense of any proceedings or threatened suit or proceeding, or otherwise in dealing specifically therewith, shall be so much additional indebtedness hereby secured and shall be immediately due and payable by the Borrower, with interest thereon at the Default Rate until paid.

          (b) Nothing herein contained shall be construed as constituting Agent a mortgagee in possession in the absence of the actual taking of possession of the Mortgaged Property.

          (c) Before taking title to or possession of all or any portion of the Mortgaged Property, Agent may order the performance of environmental assessments of the Mortgaged Property by qualified professionals, the reasonable cost of which shall be borne by the Borrower and secured hereby.

     14.2 The Borrower's Waivers.

          (a) To the extent permitted by applicable law, Borrower shall not and will not apply for or avail itself of any appraisement, valuation, stay, extension or exemption laws, or any so-called "Moratorium Laws," now existing or hereafter enacted in order to prevent or hinder the enforcement or foreclosure of this Mortgage, but hereby waives the benefit of such laws. Borrower for itself and all who may claim through or under it waives any and all right to have the property and estates comprising any part of the Mortgaged Property marshaled upon any foreclosure of the Lien hereof and agrees that any court having jurisdiction to foreclose such Lien may order any part of the Mortgaged Property sold as an entirety. In the event of any sale made under or by virtue of this instrument, the whole of the Mortgaged Property may be sold in one parcel as an entirety or in separate lots or parcels at the same or different times, all as Agent may determine. It shall not be necessary for Agent to have actual or constructive possession of any part of the Mortgaged Property in order to pass the title to and the right of possession of any portion of the Mortgaged Property, and the title to and the right of possession of the Mortgaged Property shall pass to the purchaser or purchasers thereof at any sale hereunder as fully as if the same actually had been present and delivered. To the fullest extent allowed by applicable law, upon foreclosure of this Mortgage, whether by power of sale or any other nonjudicial or judicial foreclosure process, the Borrower or any Person claiming any part of any portion of the Mortgaged Property by, through or under the Borrower shall not be entitled to direct the order of sale, a marshaling of assets or a sale in inverse order of alienation. Agent shall have the right to become the purchaser at any sale made under or by virtue of this instrument and Agent so purchasing at any such sale shall have the right to be credited upon the amount of the bid made therefor by Agent with the amount payable to Agent out of the net proceeds of such sale. In the event of any such sale, the Notes and the other indebtedness hereby secured, if not previously due, shall be and become immediately due and payable without demand or notice of any kind. To the fullest extent permitted by law, the Borrower, hereby voluntarily and knowingly waives any and all rights of redemption on behalf of the Borrower, and each and every Person acquiring any interest in, or title to any portion of the Mortgaged Property described herein subsequent to the date of this Mortgage, and on behalf of all other Persons to the extent permitted by applicable law, and (b) voluntarily and knowingly waives any and all rights of reinstatement. The recitals and statements of fact contained in any notice or in any conveyance to the purchaser or purchasers at any sale hereunder shall be prima facie evidence of the truth of such facts, and all prerequisites and requirements necessary to the validity of any such sale shall be presumed to have been performed.

          (b) In the event of a foreclosure sale, to the extent that Borrower is in possession of any portion of the Premises, Borrower shall be deemed a tenant at will of the purchaser at such judicial foreclosure sale and shall be liable for a reasonable rental for the use of the Premises; and if Borrower refuses to surrender possession of the Premises upon demand, the purchaser shall be entitled to institute and maintain the statutory action of forcible entry and detainer and procure a writ of possession thereunder, and Borrower expressly waives all damages sustained by reason thereof and such Borrower agrees to pay to the purchaser the reasonable costs and expenses (including all reasonable attorneys' fees and expenses) of such action and writ.

     14.3 Recovery of Advances. All reasonable advances, disbursements and expenditures made by Agent before and during a foreclosure, and before and after judgment of foreclosure, and at any time prior to sale, and, where applicable, after sale, and during the pendency of any related proceedings, for the following purposes, in addition to those otherwise authorized by this Mortgage (collectively "Protective Advances"):

          (a) all advances by Agent in accordance with the terms of this Mortgage to:

               (i) preserve or maintain, repair, restore or rebuild the improvements upon the Mortgaged Property; and

               (ii) preserve the Lien of this Mortgage or the priority thereof; and

               (iii) enforce this Mortgage; and

          (b) payments by Agent of:

               (i) when due installments of principal, interest or other obligations in accordance with the terms of any prior Lien or Encumbrance, if any; and

               (ii) when due installments of Taxes and Other Charges which are assessed or imposed upon the Mortgaged Property or any part thereof; and

               (iii) other obligations authorized by this Mortgage; and

          (c) advances by Agent in settlement or compromise of any claims asserted by claimants under senior mortgages or any other prior Liens; and

          (d) attorneys' fees and other costs incurred:

               (i) in connection with the foreclosure of this Mortgage; and

               (ii) in connection with any action, suit or proceeding brought by or against Agent for the enforcement of this Mortgage or arising from the interest of Agent hereunder; and

               (iii) in the preparation for the commencement or defense of any such foreclosure or other action; and

          (e) advances of any amount required to make up a deficiency in deposits for installments of taxes and assessments and insurance premiums as may be authorized by this Mortgage; and

          (f) expenses incurred and expenditures made by Agent for any one or more of the following:

               (i) premiums for casualty and liability insurance paid by Agent whether or not Agent or a receiver is in possession and all renewals thereof; and

               (ii) repair or restoration of any Casualty or Condemnation in excess of the Net Proceeds therefor; and

               (iii) any portion of payments required or deemed by Agent to be for the benefit of the Mortgaged Property under any grant or declaration of easement, easement agreement, agreement with any adjoining land owners or instruments creating covenants or restrictions for the benefit of or affecting the Mortgaged Property; and

               (iv) shared or common expense assessments payable to any association or corporation in which the owner of the Mortgaged Property is a member in any way affecting the Mortgaged Property; and

               (v) pursuant to any Lease for occupancy of the Mortgaged Property or any portion thereof.

     All Protective Advances shall be so much additional indebtedness secured by this Mortgage, and shall become immediately due and payable without notice and with interest thereon from the date of the advance until paid at the Default Rate.

     14.4 Sale. Upon the completion of any sale or sales of all or any portion of the Mortgaged Property by virtue of this Article XIV, Agent or any officer of any court empowered to do so, shall execute and deliver to the accepted purchaser or purchasers, good and sufficient instrument or instruments conveying, assigning and transferring all estate, right, title and interest in and to the property and rights sold. In such event, Agent is hereby irrevocably appointed the true and lawful attorney-in-fact (which appointment is coupled with an interest) of the Borrower, in its name and stead, to make all the necessary conveyances, assignments, transfers and deliveries of any part of the Mortgaged Property and rights so sold, and for that purpose Agent may execute all necessary instruments of conveyance, assignment and transfer and may substitute one or more Persons with like power, the Borrower hereby ratifying and confirming all that such Borrower's said attorney or such substitute or substitutes shall lawfully do by virtue hereof. Nevertheless, each Borrower shall, if so requested by Agent, ratify and confirm any such sale or sales by executing and delivering to Agent or to such purchaser or purchasers all such instruments (which in each case shall be without recourse to or representation or warranty by the applicable Borrower) as may be advisable, in the judgment of Agent, for the purpose and as may be designated in such request. To the extent permitted by law, any such sale or sales shall operate to divest all the estate, right, title, interest, claim and demand whatsoever, whether at law or in equity, of the Borrower in and to the properties, interests and rights so sold, and shall be a perpetual bar both at law and in equity against the Borrower and against all Persons claiming or who may claim the same, or any part thereof from, through or under the Borrower.

     14.5 Several Parcels. To the extent permitted by law, if any Event of Default shall have occurred and be continuing and the Notes shall have been declared due and payable, Agent shall have the right to sell all or any portion of the Mortgaged Property in such order as it may determine, and the right of sale hereunder shall not be exhausted by one or more sales, but to the extent permitted by law successive sales may be had until all of the Mortgaged Property shall have been legally sold. To the extent permitted by law, in the event any sale hereunder is not completed or is defective in the opinion of Agent, such sale shall not exhaust the power of sale hereunder, and Agent shall have the right to cause a subsequent sale or sales.

     14.6 Agent Authorized to Execute Instruments. Borrower irrevocably appoints (which appointment is coupled with an interest) Agent the true and lawful attorney-in-fact of Borrower, in its name and stead and on its behalf, for the purpose of effectuating any sale, assignment, transfer or delivery for the enforcement of this Mortgage after the occurrence and during the continuance of an Event of Default, to execute and deliver all such deeds, assignments, bills of sale and other instruments (without recourse, warranty or representation of any kind) as Agent may consider necessary or appropriate, with full power of substitution, the Borrower hereby ratifying and confirming all that such attorney or any substitutes thereof shall lawfully do by virtue hereof. Nevertheless, if so requested by Agent or any purchaser, the Borrower shall ratify and confirm any such sale, assignment, transfer or delivery by executing and delivering to Agent or such purchaser all deeds, assignments, bills of sale, releases and other proper instruments (which in each case shall be without recourse to or representation or warranty by the Borrowers) to effect such ratification and confirmation as may be designated in any such request.

     14.7 Purchase of Mortgaged Property by Agent. Agent or any nominee of Agent may be a purchaser of the Mortgaged Property or of any interest therein at any sale thereof, and may apply to the purchase price all or any part of the Debt secured hereby in lieu of payment in cash of the amount of such Debt applied. Any such purchaser shall, upon any such purchase, acquire good title to the property so purchased, free of the Lien of this Mortgage and free of all rights of redemption in the Borrower.

     14.8 Receipt a Sufficient Discharge to Purchaser. Upon any sale of any portion of the Mortgaged Property after the Notes become due and payable, whether at maturity, by declaration of acceleration or by automatic acceleration after the occurrence and continuation of an Event of Default or otherwise, the receipt of Agent or the receipt of the officer making the sale under judicial proceedings shall, to the full extent legally permitted, be sufficient discharge to the purchaser for the purchase money, and such purchaser shall not be obligated to see to the application thereof.

     14.9 Waiver of Marshaling, Appraisement, Valuation. Borrower hereby waives all rights, legal and equitable, it may now or hereafter have to require marshaling of assets or to require upon foreclosure sales of assets in a particular order. Each successor and assign of the Borrower, including a holder of a Lien subordinate to the Lien created hereby (without implying that the Borrower has, except as expressly provided herein, a right to grant an interest in, or a subordinate Lien on, the Mortgaged Property or any part thereof), by acceptance of its interest or Lien agrees that it shall be bound by the above waiver, as if it gave the waiver itself. The Borrower also hereby waives, to the full extent it may lawfully do so, the benefit of all laws providing for rights of appraisement, valuation, stay or extension or of redemption after foreclosure now or hereafter in force.

     14.10 Sale Shall Be a Bar Against the Borrower. The sale of all or any portion of the Mortgaged Property in connection with the exercise of remedies under this Mortgage after the Notes become due and payable, whether at maturity, by declaration of acceleration or by automatic acceleration after the occurrence and continuation of an Event of Default or otherwise, shall, to the full extent legally permitted, forever be a perpetual bar against the Borrower's asserting any claim to title to such portion of the Mortgaged Property so sold.

     14.11 Application of Sale Proceeds. After deducting all reasonable costs, fees and expenses of Agent and of this Mortgage, including costs of evidence of title in connection with a sale, the remaining proceeds of any sale made under or by virtue of this Article XIV, together with any other sums which then may be held by Agent under this Mortgage, whether under the provisions of this Section or otherwise, shall be applied by Agent in the following priority, to payment of: (a) first, all sums expended by Agent under the terms hereof, not then repaid, with accrued interest at the Default Rate as specified in the Loan Documents, (b) second, all other sums then secured hereby and (c) the remainder, if any, to the Person or Persons legally entitled thereto.

                                   ARTICLE XV
                             APPOINTMENT OF RECEIVER

     If an Event of Default shall have occurred and be continuing, Agent shall, to the fullest extent permitted by law, as a matter of right, be entitled to the appointment of a receiver for all or any part of the Mortgaged Property, to take possession of and to operate the Mortgaged Property whether such receivership is incidental to a proposed sale of the Mortgaged Property or otherwise, and the Borrower hereby consents to the appointment of such a receiver and will not oppose any such appointment. Such receiver shall have all of the rights and powers permitted under the rules of the State wherein the Mortgaged Property is located. The Borrower shall pay to Agent upon demand all reasonable expenses, including receivers' fees, reasonable attorneys' fees and disbursement costs and agents' compensation incurred pursuant to the provisions of this Article XV; and all such expenses shall be secured by this Mortgage and shall be, without limitation, immediately repaid by the Borrower to Agent with interest thereon at the Default Rate.

                                   ARTICLE XVI

                 POSSESSION, MANAGEMENT AND INCOME UPON DEFAULT

     16.1 Possession; Self Help. If an Event of Default shall have occurred and be continuing, Agent, with such notice, if any, to the Borrower as required by law or as Agent considers reasonable and appropriate in the circumstances, and subject to the rights of Tenants and the other parties to any Operating Agreements and the provisions of applicable law, may immediately enter upon and take possession of the Premises by self-help, summary proceedings, ejectment or otherwise, and may remove the Borrower and all other Persons and any and all property therefrom, and may hold, operate and manage the same and receive all earnings, income, Rents, issues and proceeds accruing with respect thereto. Agent shall be under no liability for or by reason of any such taking of possession, entry, removal or holding, operation or management, except (a) for its gross negligence or willful misconduct or (b) to the extent required by applicable law, and except that any amounts so received by Agent shall be applied as set forth in the Notes and the Credit Agreement.

     16.2 Possession; Cooperation of the Borrower. At the request of Agent, the Borrower shall promptly execute and deliver to Agent such deeds, instruments of assignment and other documents as Agent may deem necessary or advisable to enable Agent or any agent or representative designated by Agent, at such time or times and place or places as Agent may reasonably specify, to obtain possession of all or any portion or portions of the Mortgaged Property to which Agent shall at the time be entitled hereunder, subject to the rights of Tenants and the other parties to any Operating Agreements. If the Borrower shall fail for any reason to execute and deliver such instrument or document after such request by Agent, Agent, to the fullest extent permitted by law, may (a) obtain a judgment conferring on Agent the right to immediate possession and requiring the Borrower to execute and deliver such instruments and documents to Agent, which entry of judgment the Borrower, to the extent it may lawfully do so, hereby specifically consents and (b) pursue any portion of the Mortgaged Property wherever it may be found and to the extent lawfully permitted, take possession of and remove the same, subject to the rights of Tenants and other parties to the Operating Agreements.

     16.3 Management. Upon every taking of possession pursuant to this Section 16, Agent may (but shall have no obligation to), from time to time, at the expense of the Borrower and such expenses to constitute additional indebtedness secured by the Mortgaged Property, make all such expenditures for maintenance, insurance, repairs, replacements, alterations, additions and improvements to and of the Premises, as it may deem proper. In such case, Agent, to the fullest extent permitted by law, shall have the right to manage, control, use, operate, store, lease or otherwise deal with the Mortgaged Property and to carry on the business and exercise all the rights and powers of the Borrower relating thereto, as Agent shall deem best, including the right to enter into any and all such instruments with respect to the management, cleaning, control, use, operation, storage, leasing of or otherwise dealing with the Mortgaged Property, or any part thereof, as Agent may determine; and, to the fullest extent permitted by law, Agent shall be entitled to collect and receive all tolls, Rents, revenues, issues, income, products and profits of the Mortgaged Property and every part thereof. Such tolls, Rents, revenues, issues, income, products and profits may be applied to pay the expenses of the management, control, use, operation, storage, leasing of or otherwise dealing with the Premises and of conducting the business thereof, and of all maintenance, repairs, replacements, alterations, additions and improvements, and to make all payments which Agent may be required or may elect to make, if any, for Taxes, Other Charges, assessments, insurance or other proper charges upon the Mortgaged Property or any part thereof (including the employment of engineers and accountants to examine, inspect and make reports), and all other payments which Agent may be required or authorized to make under any provision of this Mortgage.

                                  ARTICLE XVII

               RIGHT OF AGENT TO PERFORM THE BORROWER'S COVENANTS

     If the Borrower shall fail to make any payment or perform any act required to be made or performed hereunder or under any other Loan Document, Agent, upon notice to the Borrower and upon the expiration of any applicable grace or cure period, if any (except in cases of emergency that threatens bodily injury or material damage to property, in which case Agent will allow such notice and grace or cure period, if any, as is reasonable under the circumstances), but without waiving or releasing any obligation, Default or Event of Default, may (but shall be under no obligation to) at any time thereafter make such payment or perform such act for the account and at the expense of the Borrower, and, to the extent permitted by applicable law, may enter upon the Premises for such purpose and take all such action thereon as, in the judgment of Agent, may be reasonably necessary or appropriate therefor, subject to the rights of Tenants and other parties under Operating Agreements. All sums so paid by Agent and all reasonable costs and expenses (including all attorneys' fees and expenses) so incurred, together with interest thereon at the Default Rate from the date of payment by Agent until paid, shall constitute additional indebtedness secured by this Mortgage and shall be paid by the Borrower to Agent upon demand therefor.

                                  ARTICLE XVIII

                               REMEDIES CUMULATIVE

     To the extent permitted under applicable law, each right, power and remedy of Agent provided for in this Mortgage or any other Loan Document now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power or remedy provided for in this Mortgage or any other Loan Document now or hereafter existing at law or in equity or by statute (including the Uniform Commercial Code as enacted in the State where the Mortgaged Property is located) or otherwise, and the exercise or beginning of the exercise by Agent of any one or more of the rights, powers or remedies provided for in this Mortgage or any other Loan Document or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by Agent, to the extent permitted by law, of any or all of such other rights, powers or remedies.

                                   ARTICLE XIX

                          ALTERATIONS AND WASTE; PLANS

     19.1 Alteration and Waste. Except as may be permitted by the Credit Agreement, no Improvements will be materially altered or demolished or removed in whole or in part by the Borrower. The Borrower will not commit any material waste on any portion of the Mortgaged Property or make any alteration to, or change in the use of, the Mortgaged Property that will materially diminish the utility thereof, except as may be permitted under the Credit Agreement, or materially increase any ordinary fire or other hazard insurance relating to the operation thereof (but in no event shall any such alteration or change be contrary to the terms of any insurance policy required to be kept pursuant to
Article IV). The Borrower will maintain and operate the Improvements and Personal Property in good repair, working order and condition, reasonable wear and tear excepted.

     19.2 Plans and Specifications. To the extent the same exist on the date hereof or are obtained in connection with future permitted alterations, the Borrower shall maintain a complete set of final plans, specifications, blueprints and drawings for the Mortgaged Property either at the Mortgaged Property or in a particular office at the headquarters of the Borrower to which Agent shall have access upon reasonable advance notice and at reasonable times.

                                   ARTICLE XX

                                  GOVERNING LAW

     20.1 Governing Law. THIS MORTGAGE WAS NEGOTIATED IN THE STATE OF NEW YORK, THE LOAN WAS MADE BY AGENT AND ACCEPTED BY THE BORROWER IN THE STATE OF NEW YORK, AND THE PROCEEDS OF THE NOTES DELIVERED PURSUANT HERETO WERE DISBURSED FROM THE STATE OF NEW YORK, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS MORTGAGE AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE (WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAWS) AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA. TO THE FULLEST EXTENT PERMITTED BY LAW, THE BORROWER HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS MORTGAGE AND THE NOTES, AND THIS MORTGAGE AND THE NOTES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

     20.2 Agent for Service of Process. ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST AGENT OR THE BORROWER ARISING OUT OF OR RELATING TO THIS MORTGAGE MAY AT AGENT'S OPTION BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE CITY OF NEW YORK, COUNTY OF NEW YORK, PURSUANT TO SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW AND THE BORROWER WAIVES ANY OBJECTIONS WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND THE BORROWER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING. THE BORROWER DOES HEREBY DESIGNATE AND APPOINT:

         Corporation Service Company
         80 State Street
         Albany, NY 12207

     AS ITS AUTHORIZED AGENT TO ACCEPT AND ACKNOWLEDGE ON ITS BEHALF SERVICE OF ANY AND ALL PROCESS WHICH MAY BE SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY FEDERAL OR STATE COURT IN NEW YORK, NEW YORK, AND AGREES THAT SERVICE OF PROCESS UPON SAID AGENT AT SAID ADDRESS AND WRITTEN NOTICE OF SAID SERVICE MAILED OR DELIVERED TO THE BORROWER IN THE MANNER PROVIDED HEREIN SHALL BE DEEMED IN

EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON THE BORROWER IN ANY SUCH SUIT, ACTION OR PROCEEDING IN THE STATE OF NEW YORK. THE BORROWER (I) SHALL GIVE PROMPT NOTICE TO AGENT OF ANY CHANGED ADDRESS OF ITS AUTHORIZED AGENT HEREUNDER,
(II) MAY AT ANY TIME AND FROM TIME TO TIME DESIGNATE A SUBSTITUTE AUTHORIZED AGENT WITH AN OFFICE IN NEW YORK, NEW YORK (WHICH SUBSTITUTE AGENT AND OFFICE SHALL BE DESIGNATED AS THE PERSON AND ADDRESS FOR SERVICE OF PROCESS), AND (III) SHALL PROMPTLY DESIGNATE SUCH A SUBSTITUTE IF ITS AUTHORIZED AGENT CEASES TO HAVE AN OFFICE IN NEW YORK, NEW YORK OR IS DISSOLVED WITHOUT LEAVING A SUCCESSOR.

                                   ARTICLE XXI

                                    NO WAIVER

     No failure by Agent to insist upon the strict performance of any term hereof or to exercise any right, power or remedy consequent upon a breach thereof shall constitute a waiver of any such term or of any such breach. No waiver of any breach shall affect or alter this Mortgage, which shall continue in full force and effect, or shall affect or alter the rights of Agent with respect to any other then-existing or subsequent breach. Neither the Borrower nor any other Person now or hereafter obligated to pay all or any part of the sums now of hereafter secured by this Mortgage shall be relieved of such obligation by reason of the failure of Agent to comply with any request of the Borrower, or of any other Person so obligated, to take action to foreclose on this Mortgage or otherwise to enforce any provisions of this Mortgage or the Notes or by reason of the release, regardless of consideration, of all or any part of the security held for the Debt secured by this Mortgage, or by reason of any agreement or stipulation between any subsequent owner of the Mortgaged Property and Agent extending the time of payment or modifying the terms of this Mortgage or the Notes, without first having obtained the consent of the Borrower or such other Persons; and in the latter event the Borrower and all such other Persons shall continue to be liable to make payments according to the terms of any such extension or modification agreement, unless expressly released and discharged in writing by Agent.

                                  ARTICLE XXII

                             SUCCESSORS AND ASSIGNS

     All of the grants, covenants, terms, provisions and conditions herein shall run with the Premises and the Improvements and shall apply to, bind and invest to, the benefit of the permitted successors and assigns of the Borrower and the successor and assigns of Agent.

                                  ARTICLE XXIII

                               ADDITIONAL SECURITY

     Without notice to or consent of the Borrower and without impairment of the Lien and rights created by this Mortgage, Agent may accept (but the Borrower shall not be obligated to furnish unless otherwise required under the Loan Documents) from the Borrower or from any other Person, additional security for the Notes.

                                  ARTICLE XXIV

                                     RELEASE

     The provisions of Section 12.27 of the Credit Agreement shall apply with respect to the discharge and satisfaction of this Mortgage.

                                   ARTICLE XXV

                            SECURITY AGREEMENT, ETC.

     25.1 Grant of Security. This Mortgage is a security agreement within the meaning of the Uniform Commercial Code of the state where the Premises is located with respect to all personal property now or hereafter located at the Premises and owned by the Borrower as to which the creation and perfection of a security interest are subject to such Uniform Commercial Code (the "Personal Property"), and is also a mortgage as to those portions of the Mortgaged Property that are classified as real property. The Borrower hereby grants to Agent a security interest in and to the Personal Property to secure the payment of the Notes. Any completely executed counterpart of this instrument may be filed as a mortgage on real property or fixtures, as a security agreement or financing statement on personal property or as both. The address of the Borrower, as a debtor, and the address of Agent, as secured party, are shown in
Article XXXII.

     25.2 Financing Statements. The Borrower shall cause all financing and continuation statements and other instruments with respect to the Personal Property at all times to be kept recorded, filed or registered in such manner and in such places as may be required by law fully to evidence, perfect and secure the interests of Agent in the Personal Property, and shall pay all filing fees in connection therewith. The Borrower hereby appoints Agent as its attorney-in-fact to perform the obligations of the Borrower under this Section, at the expense of the Borrower, in the event the Borrower fails to do so within ten (10) days after notice at any time prior to the occurrence and during the continuance of an Event of Default.

     25.3 Multiple Remedies. If an Event of Default shall have occurred and be continuing, Agent shall have the option of proceeding, to the extent permitted under applicable law, as to both real and personal property in accordance with its rights and remedies in respect of the real property as an alternative to proceeding in accordance with the provisions of the

Uniform Commercial Code; and Agent may exercise any and all of the other rights of a secured party under such Uniform Commercial Code.

     25.4 Waiver of Rights. To the extent permitted under applicable law, the Borrower waives all rights of redemption after foreclosure and all other rights and remedies of a debtor thereunder and all formalities prescribed by law relative to the sale or disposition of the Personal Property after the occurrence and during the continuance of an Event of Default hereunder and all other rights and remedies of the Borrower with respect thereto. In exercising its right to take possession of the Personal Property upon the occurrence and during the continuance of an Event of Default hereunder, Agent, personally or by its agents or attorneys, and subject to the rights of any Tenant or other party to an Operating Agreement, may, to the extent permitted by law, enter upon any part of the Premises without being guilty of trespass or any wrongdoing, and without liability for damages thereby occasioned, except damages arising from Agent's gross negligence or willful misconduct. To the extent any notice of sale or other disposition of the Personal Property is required and cannot be waived, in the event Agent elects to proceed with respect to the Personal Property separately from the real property, Agent shall give at least ten (10) Business Days' notice of the sale of the Personal Property, which shall for all purposes be deemed to be commercially reasonable. All recitals in any instrument of assignment or any other instrument executed by Agent incident to any sale, transfer, assignment, lease or other disposition or utilization of the Personal Property or any part thereof after the occurrence and continuation of an Event of Default shall be full proof of the matter stated therein and no other proof shall be required to establish full legal propriety of the sale or other action taken by Agent or of any fact or condition incident thereto, all of which shall be deemed conclusively to have been performed or to have occurred.

     25.5 Expenses of Disposition of Personal Property. The Borrower shall reimburse Agent, within ten (10) days after demand, for all reasonable expenses of retaking, holding, preparing for sale, lease or other use or disposition, selling, leasing or otherwise using or disposing of the Personal Property that are incurred by Agent in connection with its exercise of available remedies under this Article XXV, including all reasonable attorneys' fees and expenses, and all such expenses shall be added to the Borrower's obligations to Agent and shall be secured hereby.

     25.6 Suretyship Waivers. Borrower hereby waives and agrees not to assert or take advantage of any defense based upon:

          (a) promptness, diligence, presentment, demand for payment, protest, notice of discharge, notice of acceptance of this Mortgage and any other notice with respect to this Mortgage or any of the Secured Obligations;

          (b) any requirement that Agent (i) protect, secure, perfect or insure any security interest or Lien or any property subject thereto, (ii) marshall any assets in favor of the other Borrowers or in payment of any or all of the Secured Obligations, or (iii) exhaust any right or take any action against or exhaust any recourse against the other Borrowers or any other Person or any collateral held by Agent at any time, or pursue any remedy in its power, before being entitled to payment or performance by the Borrower hereunder of the Secured Obligations or before proceeding against such the Borrower hereunder;

          (c) any defense arising by reason of any claim or defense based upon an election of remedies by Agent (including, without limitation, an election to nonjudicially foreclose on any real or personal property collateral) which in any manner impairs, reduces, releases or otherwise adversely affects the Borrower's subrogation, reimbursement or contribution rights or other rights to proceed against any other Borrower or any other Person or any collateral;

          (d) the benefit of any statute of limitations affecting the liability of the Borrower or any other Person or the enforcement hereof;

          (e) (i) the incapacity, lack of authority or disability of the Borrower or any other Person, (ii) the revocation or repudiation of this Mortgage by the Borrower or any other Person (other than Agent), (iii) the failure of Agent to file or enforce a claim against the estate (either in administration, bankruptcy or any other proceeding) of the Borrower or any other Person, (iv) the lack of validity or unenforceability in whole or in part hereof or any other instrument, document or agreement referred to therein or herein, (v) Agent's election, in any proceeding instituted under the Bankruptcy Code, of the application of Section 111(b)(2) of the Bankruptcy Code, or (vi) any defense based upon any borrowing or any grant of a security interest under Section 364 of the Bankruptcy Code;

          (f) any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in any other respect more burdensome than that of a principal;

          (g) any taking, modification or release of any collateral or guarantees for any Secured Obligation, or any failure to perfect any security interest in, or the taking of or failure to take any other action with respect to any collateral securing payment of the Secured Obligations; or

          (h) an offset by the Borrower against any obligation now or hereafter owed to the Borrower by any other Borrower or any other Person;

     it being the intention hereof that the Borrower shall remain liable for the Secured Obligations as primary obligor until the full and timely payment and performance of the Secured Obligations notwithstanding any act, omission or thing which might otherwise operate as a legal or equitable discharge of a joint and several obligor.

                                  ARTICLE XXVI

                               FINANCING STATEMENT

     This Mortgage shall be deemed to be and may be enforced from time to time as a mortgage, chattel mortgage, assignment, contract, security agreement, financing statement, or

Lien on machinery or other Equipment situated on the Premises, and from time to time as any one or more thereof, and shall constitute a "fixture filing" for the purposes of Article 9 of the Uniform Commercial Code as enacted in the State where the Premises is located.

                                  ARTICLE XXVII

                                EXPENSES OF AGENT

     27.1 Expenses of Defending the Mortgage. If any action, suit or other proceeding affecting the Mortgaged Property or any part thereof shall be commenced in which action, suit or proceeding Agent is made a party or participates or in which the right to use any portion of the Mortgaged Property or any part thereof is threatened, or in which it becomes necessary in the reasonable judgment of Agent to defend or uphold the interest of Agent under this Mortgage (including any action, suit or proceeding to establish or uphold the compliance of the Improvements with any Legal Requirement), then all out-of-pocket amounts reasonably paid or incurred by Agent for the expense of any such action, suit or other proceeding or to protect its rights therein (whether or not Agent is made or becomes a party thereto) or otherwise to enforce or defend the rights and Lien created by this Mortgage (including all reasonable attorneys' fees and expenses), shall be paid by the Borrower, upon demand and, if not paid within ten (10) days of the giving of such demand, shall bear interest at the Default Rate from the date of the payment thereof, and any such amount and the interest thereon shall be a Lien on the Mortgaged Property, prior to any right, or right to, interest in, or claim upon the Mortgaged Property attaching or accruing subsequent to or otherwise subordinate to the Lien of this Mortgage, and the same shall be deemed to be indebtedness secured hereby.

     27.2 Expenses of Collection. In the event this Mortgage or the Notes are placed in the hands of counsel for collection of any amount payable hereunder or thereunder or for the enforcement of any of the provisions hereof or thereof and if an Event of Default shall have occurred and shall then be continuing, the Borrower agrees to pay all reasonable costs associated therewith incurred by Agent, either with or without the institution of an action, suit or other proceeding, in addition to all reasonable costs, disbursements and allowances provided by law, all such costs to be paid upon demand, together with interest thereon at the Default Rate from the date of notice or incurring thereof, and the same shall be deemed to be part of the indebtedness secured hereby.

                                 ARTICLE XXVIII

                                  MISCELLANEOUS

     This Mortgage may be discharged or terminated only by an instrument in writing signed by the party against which enforcement of such discharge or termination is sought.

                                  ARTICLE XXIX

                                   NON-MERGER

     It is the intention and agreement of the Borrower and Agent there shall be no merger of this Mortgage and any estate in the Premises, by reason of the fact that the same Person may own or hold the Premises and/or this Mortgage.

                                   ARTICLE XXX

            ASSIGNMENT OF RENTS AND THE BORROWER'S INTEREST IN LEASES

     30.1 Assignment of Leases, Operating Agreements and Tenant Guaranties. During the term hereof, the Borrower hereby pledges, grants, sells, assigns, conveys, delivers, transfers, hypothecates and sets over to Agent, to the extent permitted by applicable Legal Requirements or the terms hereof and subject to the terms and conditions hereof, all of the Borrower's right, title and interest, now or hereafter acquired, in and to any and all existing Leases and Operating Agreements and any Leases and Operating Agreements that may hereafter be entered into by the Borrower or any Property Manager (acting on behalf of the Borrowers) with respect to the Mortgaged Property, and any modifications, renewals, extensions or replacements thereof, and any guaranties of the Tenant's obligations under any Lease (each such guaranty, a "Tenant Guaranty" and, collectively, the "Tenant Guaranties") and all right, title and interest of the Borrower thereunder, including all claim, right and demand to receive, collect and retain all Rents and all other amounts due thereunder and under any modifications, renewals or extensions thereof, including:

          (a) the immediate and continuing right to receive and collect all amounts payable by all Tenants, subtenants or other parties pursuant to the Leases and Operating Agreements, including:

               (i) all Rents (including all amounts payable to the Borrower on account of maintenance, repairs, taxes, insurance and common area charges or similar charges), income, revenues, issues, profits, insurance proceeds, condemnation awards and other payments, tenders and security payable to or receivable by the Borrower under the Leases or the Operating Agreements;

               (ii) all damages or other amounts payable in the event of any disposition, expiration or termination of any Lease, Operating Agreement or Tenant Guaranty pursuant to the terms thereof, by operation of law or otherwise;

               (iii) any indemnification against, or reimbursement for, sums paid and costs and expenses incurred by the Borrower under any Lease, Operating Agreement, Tenant Guaranty or otherwise;

               (iv) any award in the event of the bankruptcy of any Tenant or any other party to any Operating Agreement or Tenant Guaranty; and

               (v) any security deposits, other security instruments, other deposits or prepayments with respect to any such Lease, Operating Agreement or Tenant Guaranty;

          (b) after an Event of Default shall have occurred and be continuing, all claims, rights, powers, privileges and remedies of Mortgagor, whether provided for in any Lease, Operating Agreement or Tenant Guaranty or arising by statute or at law or in equity or otherwise, consequent to any failure on the part of any Tenant to perform or comply with any term of any Lease or any other party to comply with any Operating Agreement or Tenant Guaranty;

          (c) after an Event of Default shall have occurred and be continuing, all right to take all action upon the occurrence of a default under any Lease, Operating Agreement or Tenant Guaranty as shall be permitted by any such Lease, Operating Agreement or Tenant Guaranty, or by law, including the commencement, conduct and consummation of proceedings at law or in equity;

          (d) after an Event of Default shall have occurred and be continuing, the full power and authority, in the name of Mortgagor or otherwise, to enforce, collect, receive and make receipt for any and all of the foregoing and to do any and all other acts and things whatsoever that Mortgagor is or may be entitled to do under any Lease, Operating Agreement or Tenant Guaranty;

          (e) all claims, rights, powers, privileges and remedies of the applicable Borrower, whether provided for in any Lease or Operating Agreement or arising by statute or at law or in equity or otherwise, consequent to any failure on the part of any Tenant to perform or comply with any term of any Lease or any other party to comply with any Operating Agreement;

          (f) all right to take all action upon the happening of a default under any Lease, Operating Agreement as shall be permitted by any such Lease or Operating Agreement or by law, including the commencement, conduct and consummation of proceedings at law or in equity or otherwise; and

          (g) the full power and authority, in the name of the applicable Borrower or otherwise, to enforce, collect, receive and make receipt for any and all of the foregoing and to do any and all other acts and things whatsoever that the Borrower is or may be entitled to do under any Lease or Operating Agreement.

     30.2 Application of Proceeds. Except as otherwise required by applicable Legal Requirements or as provided for in the Loan Documents, any funds received by Agent under this Article subsequent to the occurrence and during the continuance of an Event of Default may be applied by Agent to the Debt in such order as Agent may in its sole discretion determine to be appropriate, including the payment of reasonable costs and expenses in connection with the maintenance, operation, improvement, insurance, taxes and upkeep of the Mortgaged Property and payment of amounts then due and payable under the Credit Agreement or the other Loan Documents. Agent shall be accountable to the Borrower only for monies actually received by Agent or its agents pursuant hereto. Neither the collection of said funds and the application thereof as aforesaid nor any act done or omitted pursuant to the power and rights granted to Agent hereunder, shall cure or waive any Default or Event of Default or waive, modify or affect any notice of Default or Event of Default or invalidate any act done pursuant to such notice, nor shall the same be a waiver of any of Agent's rights and remedies under the Note, this Mortgage, the Credit Agreement or the other Loan Documents.

     30.3 Present Assignment; License of the Borrower.

          (a) This Article constitutes a present, absolute, effective, irrevocable and completed assignment by the Borrower to Agent of the Leases and the right, subject to applicable law, to collect all sums payable to the Borrower thereunder and apply the same in accordance with Section 30.2, which is not conditioned upon Agent being in possession of the Premises. However, so long as no Event of Default shall have occurred and be continuing, the applicable Borrower shall have a license to enforce the obligations of Tenants under the Leases and of parties under the Operating Agreements, and to exercise all the rights and remedies of the landlord under the Leases and the Operating Agreements (including, without limitation, the right to receive all Rents and other amounts described above), subject, however, to compliance with the provisions of this Mortgage and the other Loan Documents.

          (b) If any Event of Default shall have occurred and be continuing, the license granted in Section 30.3(a) above shall, to the extent permitted by law, immediately cease and terminate, without waiver of such Event of Default, with or without notice, and without any action or proceeding or the intervention of a receiver appointed by a court, and Agent or an agent or receiver appointed by Agent may, to the extent permitted by law, without regard for the adequacy of the security for the Secured Obligations, the commission of waste or the solvency of the Borrower, without limiting any of Agent's rights and remedies under any of the Loan Documents or otherwise available at law or in equity or otherwise and subject to applicable statutory requirements, if any, do any or all of the following (but is under no obligation to do any of the following):

               (i) exercise any of the Borrower's rights under the Leases and Operating Agreements;

               (ii) enforce the terms, conditions and obligations of the Leases and Operating Agreements;

               (iii) demand, collect, sue for, attach, levy, recover, receive, compromise and adjust, and make, execute and deliver receipts and releases for all Rents or other payments that may then be or may thereafter become due, owing or payable with respect to the Leases and Operating Agreements;

               (iv) demand that any sums held by the Borrower with respect to any Lease and Operating Agreement (including any security deposits, other deposits or prepayments) be immediately remitted to Agent;

               (v) generally do, execute and perform any other act, deed, matter or thing whatsoever that ought to be done, executed and performed in and about or with respect to the Leases and Operating Agreements; and

               (vi) enter into possession of any portion of the Mortgaged Property in accordance with the terms of the Mortgage and the other Loan Documents for the purposes of exercising its rights under subsections (i) through (v) above.

     30.4 Payment by Tenants.

          (a) If an Event of Default shall have occurred and be continuing, then:

               (i) the Borrower hereby irrevocably authorizes Agent to notify each Tenant under a Lease, to the extent permitted by applicable Legal Requirements, and each other party under an Operating Agreement to pay by direct deposit to the Deposit Account (as such term is defined in the Cash Management Agreement), or to such other account as Agent may from time to time designate, all Rents, issues and profits accruing or due under such Tenant's Lease or such other party's Operating Agreement or Tenant Guaranty;

               (ii) the Borrower hereby irrevocably authorizes and directs each Tenant under a Lease, to the extent permitted by applicable Legal Requirements, and each other party under an Operating Agreement or Tenant Guaranty, at the request of Agent, to pay by direct deposit to the Deposit Account (as Agent may from time to time designate) all Rents, issues and profits accruing or due under such Tenant's Lease or such other party's Operating Agreement or Tenant Guaranty (and each Tenant is an intended third-party beneficiary to this clause (ii)); and

               (iii) the applicable Borrower shall provide any confirming or separate notice to each such Tenant and other party as Agent may request for the same purposes.

          (b) Prior to receiving any notice of Agent's exercise of its rights under clause (a)(i) above, the Borrower shall have the right to receive, or have Property Manager receive, payments from Tenants and any other party to any Operating Agreement or Tenant Guaranty.

     30.5 No Release. The Borrower, at its sole cost and expense, will prudently enforce in all material respects each of the Leases and Operating Agreements in accordance with their terms. Neither the execution and delivery of this Mortgage or any other Loan Document nor any action or inaction on the part of Agent shall release (a) any Tenant from its Lease, (b) any party from its Operating Agreement, (c) any guarantor from any Tenant Guaranty or (d) the Borrower from any of their respective obligations under the Leases or the Operating Agreements, or constitute an assumption of any such obligation on the part of Agent. No action or failure to act on the part of the Borrower shall adversely affect or limit the rights of Agent under this

Mortgage or the Assignment of Leases or, through this Mortgage or the Assignment of Leases, under the Leases, the Operating Agreements or the Tenant Guaranties.

     30.6 Rights, Powers and Privileges of Agent Irrevocable. During the term hereof, all rights, powers and privileges of Agent herein set forth are coupled with an interest and are irrevocable, subject to the terms and conditions hereof, and the Borrower will not take any action under the Leases, the Operating Agreements, the Tenant Guaranties or otherwise that is inconsistent with the terms hereof or of any Assignment of Leases or of any other Loan Document, and any such action inconsistent herewith or therewith, as well as any further assignment of any Rents, issue or profits from the Premises, shall be void. To the extent permitted by law, the Borrower hereby waive any requirement that Agent commence any foreclosure proceeding with respect to any or all of the Mortgaged Property or to any or all of the other properties and collateral securing payment of the Secured Obligations prior to enforcement of any remedies pursuant to this Article XXX, including the right to commence and prosecute an action to appoint a receiver for Rents and all other amounts due under any Leases and Operating Agreements. The Borrower will, from time to time, upon request of Agent, at the Borrower's sole cost and expense, execute all instruments and further assurances and all supplemental instruments and take all such action as Agent from time to time may reasonably request in order to perfect, preserve and protect the interests intended to be assigned to Agent hereby or to enable Agent to exercise or enforce its rights hereunder.

     30.7 No Subordination or Amendment. The Borrower hereby agrees that, except as permitted in the Credit Agreement, it will not, unilaterally or by agreement, subordinate, amend, modify, extend, discharge, terminate, surrender, waive or otherwise change any term of any of the Leases, Operating Agreements or Tenant Guaranties in any manner that would violate this Mortgage or any other Loan Document. If any of the Leases, Operating Agreements or Tenant Guaranties shall be amended as permitted hereby or thereby, they shall continue to be subject to the provisions hereof without the necessity of any further act by any of the parties hereto.

     30.8 Agent Not Obligated Under Lease, Operating Agreement or Tenant Guaranty. This Article XXX shall not be construed to bind Agent to the performance of any of the covenants, conditions or provisions contained in any Lease, Operating Agreement or Tenant Guaranty or otherwise impose any obligation upon Agent. Agent shall not be liable for any loss sustained by the Borrower resulting from Agent's failure to let the Premises or from any other act or omission of Agent in managing the Premises after an Event of Default, unless such loss is caused by the negligence, willful misconduct or bad faith of Agent. This Article XXX shall neither operate to place any obligation or liability for the control, care, management or repair of the Premises upon Agent nor for the carrying out of any of the terms and conditions of the Leases or any Tenant Guaranty; nor shall it operate to make Agent responsible or liable for any waste committed on the Premises, including the presence of any Hazardous Substances, except as otherwise set forth in the Environmental Indemnity or in any other Loan Document, or for any negligence by any Person other than Agent in the management, upkeep, repair or control of the Premises resulting in loss or injury or death to any tenant, licensee, employee or stranger. Nothing in this
Article XXX shall be construed as constituting Agent a "mortgagee in possession" in the absence of the taking of actual possession of the Premises by Agent.

     30.9 Subrogation. If an Event of Default shall have occurred and be continuing, Agent shall, to the extent permitted by law, have the right to proceed in its own name or in the name of the Borrower in respect of any claim, suit, action or proceeding relating to the rejection of any Lease, Operating Agreement or Tenant Guaranty by or on behalf of any Tenant or other party thereunder, including the right to file and prosecute, to the exclusion of the Borrower, any proofs of claim, complaints, motions, applications, notices and other documents, in any case in respect of the Tenant under such Lease or any other party under any Operating Agreement or Tenant Guaranty under the Bankruptcy Code.

     30.10 Bankruptcy. If there shall be filed by or against the Borrower a petition under the Bankruptcy Code, and the Borrower, as lessor under any Lease or Operating Agreement, shall determine to reject such Lease or Operating Agreement pursuant to Section 365(a) of the Bankruptcy Code, then the Borrower shall give Agent not less than ten (10) days' prior notice of the date on which the Borrower shall apply to the bankruptcy court for authority to reject such Lease or Operating Agreement. Agent shall have the right, but not the obligation, to serve upon the Borrower, within such ten-day period, a notice stating that

          (a) Agent demands that the Borrower assume and assign such Lease or Operating Agreement to Agent pursuant to Section 365 of the Bankruptcy Code, and

          (b) Agent covenants to cure or provide adequate assurance of future performance under such Lease or Operating Agreement.

     If Agent serves upon the Borrower the notice described in the preceding sentence, such Borrower shall not seek to reject such Lease or Operating Agreement and shall comply with the demand provided for in clause (a) of the preceding sentence within thirty (30) days after the notice shall have been given, subject to the performance by Agent of the covenant provided for in clause (b) of the preceding sentence.

                                  ARTICLE XXXI

                            STATE SPECIFIC PROVISIONS

     31.1 Future Advances. In addition to all the obligations secured by the lien of this Mortgage, this Mortgage shall also secure, and constitute a lien upon the Mortgaged Property for, all future advances or additional sums advanced by the then holder of the Notes to or for the benefit of Borrower, whether such advances are obligatory or are made at the option of Agent or otherwise, at any time within twenty (20) years from the date of this Mortgage, with interest thereon at the rate agreed upon at the time of each additional loan or advance. Such sums, if any, shall be equally secured with and, pursuant to Section 697.04 of the Florida Statutes, shall have the same priority as the original obligations secured hereby, and shall be subject to all of the terms and provisions of this Mortgage, whether or not such additional loan or advance is evidenced by a promissory Note, and whether or not identified by a recital that it is secured by this Mortgage. The total amount of the obligations that may be secured by this Mortgage may increase or decrease from time to time, but the total unpaid balance of such indebtedness secured at any one time by this Mortgage shall not exceed two hundred percent (200%) of the original principal amount of the Notes, plus interest thereon, and any disbursements made for the payment of taxes, levies or insurance on the Mortgaged Property, with interest on such disbursements, and provided further that it is understood and agreed that this future advance provision shall not be construed to obligate Agent to make any additional loans or advances. Any such additional Note or Notes executed and delivered pursuant to this future advance provision shall be included in the term "Notes" wherever it appears in this Mortgage. As used in this Section "Borrower" shall mean the record owner of the Mortgaged Property at the time of the future advance.

     31.2 Maximum Interest Rate Calculation. In connection with all calculations to determine the maximum interest rate, the parties hereto intend: First that all charges be excluded to the extent that they are properly excludable under the usury laws of the State of Florida or the United States of America, as they from time to time are determined to apply to this obligation; and second, that all charges that may be "spread" in the manner provided by Section 687.03(3), Florida Statutes, or any similar successive law, be spread in the manner provided by such statute."

     31.3 Assignment of Leases and Rents. The Assignment of Leases and Rents contained herein is also intended to and does constitute an assignment of rents as contemplated in Florida Statutes Section 697.07. Upon the occurrence of an Event of Default, Agent shall be entitled to the remedies provided in said
Section 697.07, and any other applicable statutes, whether procedural or substantive, in effect at the time of execution or enforcement of this Mortgage.

     31.4 Power of Agent. Every instrument relating to this Mortgage, including but not limited to amendments, satisfactions, discharges, partial releases, modifications or waivers executed by Agent (or any successor in interest according to the records in the Public Records of Broward County, Florida) or any acts related to the enforcement of this Mortgage (including commencement of foreclosure proceedings) taken by Agent (or any successor interest) shall be conclusive evidence in favor of any person relying on such instrument or claiming thereunder that at the time of the execution and delivery of such instrument the Credit Agreement was in full force and effect and that Agent was duly authorized and empowered to execute, acknowledge and deliver such instrument. Any person dealing with the Agent or any such successor in interest may always rely upon such instrument, as if same had been duly executed by the Agent referred to in the Credit Agreement.

     31.5 Limitation on Recovery. Notwithstanding anything to the contrary contained herein, recovery under this Mortgage is limited in all cases to the Secured Amount.

                                  ARTICLE XXXII

                                     NOTICES

     All notices and other written communications hereunder shall be delivered in accordance with Section 12.5 of the Credit Agreement. Any notice or other communications to the Borrower or Agent shall be addressed as follows (or to such other address and person as shall be designated by the Borrower or Agent from time to time in accordance herewith):

         If to Agent:
         Bayerische Hypo- Und Vereinsbank AG
         150 East 42nd Street
         New York, New York  10017-4679
         Attention:  Robert Dowling
         Facsimile: (212) 672-5527

         with a copy to:

         Bayerische Hypo- Und Vereinsbank AG
         150 East 42nd Street
         New York, New York  10017-4679
         Attention:  General Counsel
         Facsimile No.: (212) 672-5527

         and to:

         Cadwalader, Wickersham & Taft
         100 Maiden Lane
         New York, New York  10038
         Attention:  Steven M. Herman, Esq.
         Facsimile No.: (212) 504-6666

         If to the Borrower:

         Shelbourne Properties I L.P.
         c/o First Winthrop
         7 Bulfinch Place
         Suite 500
         P.O. Box 9507
         Boston, MA 02114
         Attention:
         Facsimile No.:

         with a copy to:

         Robinson Silverman Pearce
            Aronsohn & Berman LLP
         1290 Avenue of the Americas
         New York, New York 10104
         Attention:  Barry C. Ross, Esq.
         Facsimile No.: (212) 541-4630

         and to:

         Shearman & Sterling
         599 Lexington Avenue

         New York, New York 10022
         Attention:  Peter Lyons, Esq.
         Facsimile No.:    (212) 848-7616

                                 ARTICLE XXXIII

                    WAIVER OF TRIAL BY JURY; WAIVER OF CLAIMS

     33.1 Trial by Jury. EACH OF BORROWER AND AGENT HEREBY AGREE NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVE ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THIS MORTGAGE, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY THE BORROWER AND AGENT, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. THE BORROWER AND AGENT ARE HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER.

     33.2 Claims. The Borrower hereby waives any and all right to assert any setoff or counterclaim of any nature whatsoever with respect to the Secured Obligations in any action or proceeding by Agent to collect the same, or any portion thereof, or to enforce and realize upon the Lien and security interest created by this Mortgage or any other Loan Documents, provided, however, that the Borrower expressly reserves the right to assert any such claim in a separate proceeding; and provided further that the Borrower expressly reserves the right to assert any claim in the same action commenced by Agent if such claim is of a mandatory or compulsory nature or would be barred or materially impaired if not asserted in the action commenced by Agent.

                                  ARTICLE XXXIV

                                  SEVERABILITY

     Wherever possible, each provision of this Mortgage shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Mortgage shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Mortgage.

                                  ARTICLE XXXV

                                   EXCULPATION

     The provisions of Section 11.1 of the Credit Agreement are incorporated herein by reference.

                                  ARTICLE XXXVI

                             VARIABLE RATE MORTGAGE

     This Mortgage is a variable rate mortgage, with changes in the rate of interest, said changes calculated pursuant to the formula in the Credit Agreement.

     IN WITNESS WHEREOF, the Borrower has caused this Mortgage to be duly executed and delivered as of the date first above written.



                        SHELBOURNE PROPERTIES I L.P.

                        By: Shelbourne Properties I GP, LLC, its
                             General Partner

                            By: Shelbourne Properties I, Inc., its Sole Member

                                By: /s/ Dallas Lucas
                                        ---------------------------
                                        Name:  Dallas Lucas
                                        Title: Treasurer



Witness: /s/
         ---------------------
Print Name:



Witness: /s/
         ---------------------
Print Name:

STATE OF NEW YORK  )
                   ) ss.
COUNTY OF NEW YORK )

     On the 30th day of April, in the year 2002 before me, the undersigned, personally appeared _____________________ personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and he acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual or the person upon behalf of which the individual acted, executed the instrument.


--------------------------------------
Notary Public

                                    EXHIBIT A

                          [Description of the Property]



                                      A-1